                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT

                     Pursuant To Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 8, 1995

                                KCS Energy, Inc.
             (Exact name of registrant as specified in its charter)

         Delaware                      1-11698                   22-2889587
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

379 Thornall Street, Edison, New Jersey                            08837
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)

                                 (908) 632-1770
--------------------------------------------------------------------------------
               Registrant's telephone number, including area code

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

         The undersigned registrant, KCS Energy, Inc. ("KCS Energy") or ("Registrant"), hereby amends Item 7. "Financial Statements, Pro Forma Financial Information and Exhibits" of its Current Report on Form 8-K, dated November 8, 1995 and filed November 22, 1995, as follows:

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (a) Financial Statements of business acquired

         Attached hereto as Schedule A are the Statements of Revenues and Direct Operating Expenses for the Oil and Gas Properties of Natural Gas Processing Co. sold to KCS Resources, Inc. for the years ended June 30, 1994 and 1995, and the related notes thereto, together with the of Report of Independent Public Accountants of KPMG Peat Marwick LLP concerning the Statements and related notes.

         Attached hereto as Schedule B are the Unaudited Statements of Revenues and Direct Operating Expenses for the Oil and Gas Properties of Natural Gas Processing Co. sold to KCS Resources, Inc. for the three month periods ended September 30, 1995 and 1994.

         (b) Pro forma financial information

         Attached hereto as Schedule C are the Unaudited Pro Forma Condensed Statement of Consolidated Income of KCS Energy, Inc. and Subsidiaries, for the year ended September 30, 1995, the Unaudited Pro Forma Consolidated Balance Sheet of KCS Energy, Inc. and Subsidiaries, as of September 30, 1995, and the related notes thereto, which reflect the pro forma effects of Registrant's acquisition of the oil and gas properties of Natural Gas Processing Co. (the "Rocky Mountain Acquisition") and its recently acquired oil and gas reserves in the northern and southern Niagaran Reef trend in Michigan (the "Michigan Acquisition").

         (c)  Exhibits

              2.1 Purchase and Sale Agreement dated September 8, 1995 by and between natural Gas Processing Co., a Wyoming corporation, and KCS Resources, Inc., a Delaware corporation (without exhibits) incorporated by reference to
Exhibit 2.1 to Registrant's Current Report on Form 8-K, dated November 8, 1995 and filed November 22, 1995.

              23.1 Consent of KPMG Peat Marwick LLP - filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                                            KCS ENERGY, INC.

Dated: January 22, 1996                     By: /s/ Henry A. Jurand
                                               ---------------------------------
                                                    Henry A. Jurand, Secretary

                                   SCHEDULE A

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To KCS Resources, Inc.:

We have audited the accompanying Statements of Revenues and Direct Operating Expenses for the Oil and Gas Properties of Natural Gas Processing Co. Sold to KCS Resources, Inc. for the years ended June 30, 1994 and 1995. These financial statements are the responsibility of the management of KCS Resources, Inc. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statements of Revenues and Direct Operating Expenses for the Oil and Gas Properties of Natural Gas Processing Co. Sold to KCS Resources, Inc. are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of KCS Energy, Inc. and are not intended to be a complete financial presentation of properties described above.

In our opinion, the statements referred to above present fairly, in all material respects, the Revenues and Direct Operating Expenses for the Oil and Gas Properties of Natural Gas Processing Co. Sold to KCS Resources, Inc. for the years ended June 30, 1994 and 1995, in conformity with generally accepted accounting principles.

                                          KPMG PEAT MARWICK LLP

Billings, Montana
October 6, 1995

              STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES
                    FOR THE OIL AND GAS PROPERTIES OF NATURAL
                 GAS PROCESSING CO. SOLD TO KCS RESOURCES, INC.


                             (dollars in thousands)

                                                                                       Year Ended June 30,
                                                                                       -------------------
                                                                                        1994         1995
                                                                                       -------------------
Revenues:
     Oil and gas sales to unaffiliated enterprises  . . . . . . . . . . . . . . .      $4,355       $4,177
     Oil and gas sales to Natural Gas Processing Co.'s other operations . . . . .       1,316        1,492
     Gathering system and contract operating  . . . . . . . . . . . . . . . . . .       1,951        1,865
                                                                                       -------------------
          Total revenues  . . . . . . . . . . . . . . . . . . . . . . . . . . . .       7,622        7,534
                                                                                       -------------------

Direct operating expenses:

     Production . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       2,761        2,748
     Gathering system and contract operating  . . . . . . . . . . . . . . . . . .       1,618        1,209
                                                                                       -------------------
          Total direct operating expenses . . . . . . . . . . . . . . . . . . . .       4,379        3,957
                                                                                       -------------------
Excess of Revenues Over Direct Operating Expenses . . . . . . . . . . . . . . . .      $3,243       $3,577
                                                                                       ===================

   The accompanying notes are an integral part of these financial statements.

          NOTES TO STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES FOR THE OIL AND GAS PROPERTIES OF NATURAL GAS PROCESSING CO.
                           SOLD TO KCS RESOURCES, INC.

(1) THE PROPERTIES

         Effective July 1, 1995, Natural Gas Processing Co. (NGP) sold certain oil and gas properties and gas gathering systems (the properties) located in Montana, Wyoming, New Mexico and Colorado to KCS Resources, Inc. (KCS) for $33 million.

(2) BASIS FOR PRESENTATION

         During the periods presented, the above properties were not accounted for or operated as a separate entity by NGP. Certain costs, such as depreciation, depletion and amortization; general and administrative expenses; and corporate income taxes were not allocated to the individual properties. Accordingly, full separate financial statements prepared in accordance with generally accepted accounting principles do not exist.

         Revenues and direct operating expenses included in the accompanying statements represent NGP's net working interest in the properties and NGP's revenue and direct operating expenses from the gas gathering systems operations. The amounts are presented on the accrual basis of accounting. Depreciation, depletion and amortization, allocated general and administrative expenses and corporate income taxes have been excluded.

(3) COMMITMENTS AND CONTINGENCIES

         Pursuant to the terms of the Purchase and Sale Agreement dated September 8, 1995, any claims, litigation or disputes pending as of the effective date or any matters arising in connection with ownership of the properties prior to the effective date are retained by NGP.

(4) CAPITAL EXPENDITURES (UNAUDITED)

         Direct operating expenses do not include oil and gas property acquisition, exploration and development expenditures capitalizable under the full cost method of accounting related to the properties which amounted to $2,298,900 and $2,172,463 for the years ended June 30, 1994 and 1995, respectively.

(5) SUPPLEMENTAL OIL AND GAS RESERVE INFORMATION (UNAUDITED)

         The following data which is presented pursuant to FASB Statement No. 69 is based on estimates of year-end oil and gas reserve quantities and forecasts of future development costs and production schedules. These estimates and forecasts are inherently imprecise and subject to substantial revision as a result of changes in estimates or remaining volumes, prices, costs and production rates:

          NOTES TO STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES FOR THE OIL AND GAS PROPERTIES OF NATURAL GAS PROCESSING CO.
                           SOLD TO KCS RESOURCES, INC.

STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET CASH FLOWS

                                                                                              June 30,
                                                                                      -----------------------
                                                                                        1994           1995
                                                                                      -----------------------
                                                                                       (dollars in thousands)
 Future cash inflows . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $138,444       $132,775
 Future costs:
      Production . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          43,365         40,617
      Development  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          11,900         11,431
                                                                                      -----------------------
 Net cash flows  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          83,179         80,727
 Discount for estimated timing of future cash flows  . . . . . . . . . . . . .          36,888         35,457
                                                                                      -----------------------
           Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $ 46,291       $ 45,270
                                                                                      =======================

CHANGES IN THE STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET CASH FLOWS

                                                                                         Year Ended June 30,
                                                                                       ----------------------
                                                                                         1994          1995
                                                                                       ----------------------
                                                                                       (dollars in thousands)
 Beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $42,993       $46,291
 Sales, net of production costs  . . . . . . . . . . . . . . . . . . . . . . .          (2,910)       (2,921)
 Net change in prices, net of production costs . . . . . . . . . . . . . . . .            (821)       (3,432)
 Extensions, discoveries and improved recovery, less related costs . . . . . .           2,242           234
 Development costs incurred during the period  . . . . . . . . . . . . . . . .             488           469
 Accretion of discount . . . . . . . . . . . . . . . . . . . . . . . . . . . .           4,299         4,629
                                                                                       ---------------------
 End of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $46,291       $45,270
                                                                                       =====================

RESERVE INFORMATION

                                                                            Year Ended June 30,
                                                               ------------------------------------------------
                                                                       1994                     1995
                                                               ------------------------------------------------
                                                                Gas           Oil           Gas          Oil
                                                                MMcf          Mbbl          MMcf         Mbbl
                                                               ------------------------------------------------
Proved developed and undeveloped reserves
     Balance, beginning of year                                 41,741        4,426        42,358        4,494
     Production                                                 (1,696)        (172)       (1,936)        (174)
     Discoveries, extensions and improved recovery               2,313          240           512            -
                                                                ----------------------------------------------
     Balance, end of year                                       42,358        4,494        40,934        4,320
                                                                ==============================================
Proved developed reserves
     Balance, end of year                                       31,789        1,756        29,853        1,582
                                                                ==============================================

                                   SCHEDULE B

              STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES
          FOR THE OIL AND GAS PROPERTIES OF NATURAL GAS PROCESSING CO.
                           SOLD TO KCS RESOURCES, INC.


                      (Unaudited, dollars in thousands)

                                                                                        Three Months Ended
                                                                                           September 30,
                                                                                   ----------------------------
                                                                                       1994           1995
                                                                                   ------------  --------------
Revenues.........................................................................  $      1,681  $        1,389
Direct Operating Expenses........................................................           676             652
                                                                                   ------------  --------------
Excess of Revenues Over Direct Operating Expenses................................  $      1,005  $          737
                                                                                   ============  ==============

                                   SCHEDULE C

                         PRO FORMA FINANCIAL INFORMATION

         The following unaudited pro forma financial information is derived from the historical financial statements of the Company incorporated by reference to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1995.

         The unaudited Pro Forma Condensed Statement of Consolidated Income for the year ended September 30, 1995 reflects the Rocky Mountain and Michigan Acquisitions as if such transactions had occurred on October 1, 1994. The unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1995 reflects the Rocky Mountain and Michigan Acquisitions as if such transactions had occurred on September 30, 1995. The unaudited pro forma financial data should be read in conjunction with the notes thereto and the Registrant's Annual Report of Form 10-K for the fiscal year ended September 30, 1995, which is incorporated by reference.

         The unaudited pro forma financial data do not purport to be indicative of the financial position or results of operations that would actually have occurred if the transactions described had occurred as presented in such statements or that may be obtained in the future. In addition, future results may vary significantly from the results reflected in such statements due to normal crude oil and natural gas production declines, changes in prices received for crude oil and natural gas, future acquisitions and dispositions of reserves, changes in estimates of reserves and of the future net revenues therefrom and other factors.

                       KCS ENERGY, INC. AND SUBSIDIARIES
              PRO FORMA CONDENSED STATEMENT OF CONSOLIDATED INCOME
                     FOR THE YEAR ENDED SEPTEMBER 30, 1995
             (UNAUDITED, DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)

                                                                              Pro Forma Adjustments
                                                                          -------------------------------------
                                                                             Rocky                                 Pro Forma
                                                             Historical     Mountain           Michigan            Combined
                                                          -------------------------------------------------------------------
Revenue.................................................  $   423,580     $     7,534        $     8,231         $   439,345
Operating costs and expenses
     Cost of gas sales..................................      330,600                                                330,600
     Other operating and administrative
         expenses.......................................       18,173           3,957                605              23,515
                                                                                  780(b)
Depreciation, depletion and amortization................       36,858           2,546(c)           2,782(c)           42,186
                                                          -------------------------------------------------------------------
     Operating costs and expenses.......................      385,631           7,283              3,387             396,301
                                                          -------------------------------------------------------------------
     Operating income...................................       37,949             251              4,844              43,044
Interest and other income, net..........................        2,419                                                  2,419
Interest expense........................................       (6,036)         (2,541)(d)         (2,387)(d)         (10,964)
                                                          -------------------------------------------------------------------
Income (loss) before income taxes  (benefit)............       34,332          (2,290)             2,457              34,499
Federal and state income taxes (benefit)................       11,555            (802)(e)            860(e)           11,613
                                                          -------------------------------------------------------------------
          Net income (loss).............................  $    22,777     $    (1,488)       $     1,597         $    22,886
                                                          ===================================================================
Earnings per share of common stock and
    common stock equivalents............................  $      1.94     $     (0.13)       $      0.14         $      1.95
                                                          ===================================================================
Average shares of common stock and
   common stock equivalents outstanding.................   11,759,372      11,759,372         11,759,372          11,759,372


    See accompanying notes to pro forma consolidated financial statements.

                        KCS ENERGY, INC. AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1995
                        (UNAUDITED, DOLLARS IN THOUSANDS)

                                                                                   Pro Forma Adjustments
                                                                           --------------------------------------
                                                                               Rocky                                 Pro Forma
                                                            Historical        Mountain        Michigan                Combined
                                                          ---------------------------------------------------------------------
                         ASSETS
Current assets

   Cash and cash equivalents                               $  4,187                                                   $  4,187
   Trade accounts receivable, net                            44,094                                                     44,094
   Fuel inventories                                           1,206                                                      1,206
   Federal income taxes receivable                              296                                                        296
   Other current assets                                       5,586           (2,300)(f)                                 3,286
                                                          ---------------------------------------------------------------------
          Current assets                                     55,369           (2,300)                                   53,069
                                                          ---------------------------------------------------------------------
Property, plant and equipment, net
   Oil and gas properties, full cost
     method, net                                            146,130           28,700(f)        31,000(f)               205,830
   Natural gas transportation systems, net                   18,897            2,000(f)                                 20,897
   Other property, plant and equipment, net                   1,500            1,300(f)                                  2,800
                                                          ---------------------------------------------------------------------
          Property, plant and equipment, net                166,527           32,000           31,000                  229,527
                                                          ---------------------------------------------------------------------
Other assets
   Long-term receivable                                      46,182                                                     46,182
   Investments and other assets                               3,904                                                      3,904
                                                          ---------------------------------------------------------------------
          Other assets                                       50,086                                                     50,086
                                                          ---------------------------------------------------------------------
                                                           $271,982          $29,700          $31,000                 $332,682
                                                          =====================================================================
          LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
   Accounts payable                                        $ 54,362                                                   $ 54,362
   Accrued liabilities                                        3,752                                                      3,752
                                                          ---------------------------------------------------------------------
          Current liabilities                                58,114                                                     58,114
                                                          ---------------------------------------------------------------------
Deferred credits and other liabilities                       27,443                                                     27,443
Long-term debt                                               90,800           29,700(g)        31,000(g)               151,500
Stockholders' equity
   Preferred Stock; authorized 5,000,000
    shares, none issued
   Common Stock, par value $0.01 per
     share; authorized 50,000,000 shares,
     issued 12,379,058                                          124                                                        124
   Additional paid-in capital                                24,240                                                     24,240
   Retained earnings                                         74,533                                                     74,533
   Less treasury stock, 892,748 shares, at cost              (3,272)                                                    (3,272)
                                                          ---------------------------------------------------------------------
          Total stockholders' equity                         95,625                                                     95,625
                                                          ---------------------------------------------------------------------
                                                           $271,982          $29,700          $31,000                 $332,682
                                                          =====================================================================


See accompanying notes to pro forma condensed consolidated financial statements.

                        KCS ENERGY, INC. AND SUBSIDIARIES
               NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
                                   STATEMENTS

         The accompanying pro forma financial statements of the Company have been prepared to reflect certain adjustments to the historical consolidated financial statements of the Company incorporated by reference to the Registrant's Annual Report of Form 10-K for the fiscal year ended September 30, 1995.

UNAUDITED PRO FORMA CONDENSED STATEMENT OF CONSOLIDATED INCOME:

          a. Pro forma revenue for the volumetric production payment acquired in the Michigan Acquisition was calculated using the scheduled volumes to be delivered in the first year of the volumetric production payment agreement and the prices that would have been in effect during the pro forma period presented.

          b. Adjustment to reflect general and administrative expenses associated with the Rocky Mountain properties.

          c. Adjustment to reflect additional depreciation, depletion and amortization expense calculated using the future gross revenue method after giving effect to the Rocky Mountain and Michigan Acquisitions.

          d. Adjustment to reflect incremental interest expense on additional borrowings made to fund the Rocky Mountain and Michigan Acquisitions calculated using the rates that would have been in effect under the borrowing facility used to finance the acquisition.

          e. Adjustment to the provision for income taxes related to the above adjustments.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

          f. Adjustments to record the adjusted purchase price of the assets acquired in the respective acquisitions as indicated, net of a $3.3 million deposit on the Rocky Mountain Acquisition made prior to September 30, 1995.

          g. Adjustment to reflect additional borrowings made to fund the respective acquisitions as indicated.